UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 6th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1709
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  December 31, 2023

Item 1. Report to Stockholders.

(a)

Palm Valley Capital Fund

Investor Class – PVCMX
Institutional Class – PVCIX

ANNUAL REPORT
December 31, 2023

PALM VALLEY CAPITAL FUND

INVESTMENT PERFORMANCE (%) as of December 31, 2023

	Total Return				Annualized Return
	Inception	Quarter	YTD	1 Year	3 Year	Inception
Palm Valley Capital Fund – Inv.	4/30/19	4.00%	9.47%	9.47%	5.41%	7.72%
Palm Valley Capital Fund – Inst.	10/30/23	N/A	N/A	N/A	N/A	3.50%*
S&P SmallCap 600 Index		15.12%	16.05%	16.05%	7.28%	8.37%^
Morningstar Small Cap Index		14.07%	20.59%	20.59%	4.56%	7.48%^

*	Since inception return for the Institutional class is not annualized due to its recent launch.
^	Since inception returns for benchmarks are as of the Fund’s Investor class inception date.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be higher or lower than the performance quoted. Performance of the Fund current to the most recent quarter-end can be obtained by calling 904-747-2345.

As of the most recent prospectus, the Fund’s Investor class gross expense ratio is 1.53% (Institutional class 1.28%) and the net expense ratio is 1.28% (Institutional class 1.03%). Palm Valley Capital Management has contractually agreed to waive its management fees and reimburse Fund operating expenses through at least April 30, 2025.

The Leftovers

“Over here, we lost some of them. But over there, they lost all of us.”
– Nora Durst, The Leftovers

January 1, 2024

Dear Fellow Shareholders,

The Leftovers is a supernatural HBO drama that begins three years after the Sudden Departure, when 2% of the world’s population disappeared instantly on October 14, 2011. This event is captured in a touching montage during opening credits for the series, which explores how different families confront the grief of inexplicably losing their loved ones. One of the main characters, Nora, lost her husband and two children in the vanishing. The odds of that misfortune were 1 in 128,000. Like most of the Leftovers, Nora tried pressing on with life by landing a job interviewing potential beneficiaries for Departure Benefits. Several others in her Mapleton, New York, community followed a darker path, joining a nihilist cult of silent chain-smokers dressed in white called The Guilty Remnant. They aimed to be a living reminder that nothing is normal anymore.

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In a professional sense, we can relate. For the U.S. financial markets, the Sudden Departure transpired in Fall 2008, when the government and Federal Reserve tag teamed to “save humanity” from the unfolding credit crisis. In a sudden departure from historical precedent, the period that followed saw aggressive Quantitative Easing and the flooring of interest rates, which lasted for seven years. Many level-headed investors disappeared as asset prices skyrocketed. Others abandoned discipline to become a shadow of their former investment selves. Nearly every money manager who didn’t participate in the bubble re-formation suffered professionally.

The Guilty Remnant: Long Clorox and Despair

Politicians and the central bank delivered a monumental encore in 2020, doling out printed money at an unheard-of rate to counter the effects of COVID lockdowns…and then some. Just when things became interesting for value conscious investors in March 2020, stock prices mooned. And so did other prices. The culpable, yet outwardly overconfident, Fed attempted to slay the inflation dragon by unwinding the loose monetary policy they had normalized. While higher rates took the wind from the sails of speculative and long duration assets in 2022, the Great Asset Bubble of the 21st Century came roaring back in 2023.

Stocks and home prices are at record highs, despite depression-worthy deficits and a 500 basis points move up in the Federal funds rate over 18 months, because investors expect the Fed to return to monetary easing in 2024. The only 2% that vanished last year was the Fed’s sanctified inflation target. Sign us up for Departure Benefits! Chairman Powell, in his December 13th press conference, gave the clearest indication yet that he won’t disappoint, promptly sending Russell 2000 small caps up almost 7% in 2.5 trading hours. Nothing is normal anymore.

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If NASDAQ royalty has experienced a rapture-like event, then the average small cap was stuck in Leftovers purgatory. That changed suddenly in November, when the Wall Street bull machine went into overdrive rejoicing at an inflation print that was 0.1% below expectations. With the Magnificent Seven trade long in the tooth and investors eager to embrace a new story, small caps surged 26% from their October bottom. The Russell 2000 Index is now higher than any time except 2021. It still sits 16% below its all-time peak, which was a period when many idiotic things were happening, in our opinion. The NASDAQ and NYSE exchanges are littered with hundreds of stocks trading for below $1 per share, a vestige of the pandemic’s SPAC tsunami.

In our view, the sluggish trajectory of small caps over the last two years, until November, was an overdue and insufficient reckoning of valuations that went haywire after the credit crisis. Prices ran far ahead of earnings. In some cases where bottom lines seem to have caught up, the durability of underlying fundamentals is tenuous. Furthermore, while we hate to disappoint those embracing an Argentinian argument for stock prices, the U.S. economy’s recent bout of inflation has not nominally cured preexisting equity overvaluation. That bill is too steep, and that’s a devil’s bargain anyway.

Although stocks may have escaped the full corrective response typically delivered by inflation and higher interest rates, the half of Americans without significant assets have become more financially strained. Higher prices don’t make things better for them. Forget buying a home, just renting an average apartment consumes almost half the U.S. median wage of $41k. Forty percent of Federal student loan borrowers failed to make their payment when collections resumed in October. Walmart

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now offers a Buy Now, Pay Later option on self-checkout kiosks. Even Chairman Powell acknowledged the dilemma: “A common theme is that while inflation is coming down, and that’s very good news, the price level is not coming down…So people are still living with high prices. And that’s not—that is something that people don’t like.”

While equities are often viewed as inflation hedges, that argument weakens when costs exceed revenues. Throughout this cycle, it was hopes and dreams, not cash flows, that propelled the share prices of the expanding proportion of unprofitable Russell 2000 constituents. Before the credit crisis, 20% of Russell members didn’t make money. Today, it’s 40%. Median net income for small cap public companies is basically the same place it was 25 years ago, in nominal dollars.

While the overall quality of the small cap universe has declined, profits for good businesses marched forward at an impressive rate after 2010. The aggregate net profit margin for profitable Russell 2000 small caps is approximately 40% higher than it was before 2018, reflecting corporate tax cuts and a pandemic boost. The expansion in the median profitable company margin is not as dramatic, which demonstrates a growing influence of larger firms on Index profitability. The contraction in margins from their 2022 record is due to financial company pressure from higher interest rates, as well as lower nonfinancial margins due to a reduced stimulus impact. We think the profit descent has a long way to go.

Even after the recent surge, the collective market capitalization of the ~2,000 companies in the Russell Index is scarcely more than the size of the biggest company alone (Apple), so small caps aren’t a focus for many investors. Compared to the megacaps that power the S&P 500, the lifespan of many small caps as public firms is

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fleeting. Only 37% of the companies comprising the Russell ten years ago remain in the Index today. Another 37% of the 2013 members were subsequently acquired. That’s normally an exciting event, but over one-third of the targets were bought for less than where they traded on the start date of our analysis (December 31, 2013). While most received a higher deal value, the median acquisition premium to the start date market cap was only in the mid 20% range. Also, it took over three and a half years for the average transaction to materialize, so the median IRR from the end of 2013 to the announcement date was 8%—not exactly exceptional for a takeover. Seven percent of the 2013 constituents eventually graduated to the Russell 1000, while a low double-digit percentage left the index for another reason, such as a demotion due to a falling market cap or from failing some other requirement (e.g., minimum closing price, float, voting rights). Eight percent of the year 2013 Index members later went bankrupt, and this happened during a period of below average corporate distress. We’d wager that the 2023 cohort will fare worse.

Over the past four years, the Russell 2000 has underperformed the S&P 500 by 29.5%. The Russell is up 28%, including dividends, while the S&P gained 57.5%. Ignoring for a moment the heavy influence of the Magnificent Seven stocks, the large cap benchmark has few unprofitable firms and even fewer consistently unprofitable ones. The Russell has 800! The equal weighted return of only the unprofitable Russell small caps over the period was a loss of 14%, but the profitable basket appreciated 44%. The equal weighted S&P was up 47% over the same stretch. In other words, small cap returns have not been dramatically different from large caps when you eliminate the junk. Our ability to find attractive discounts has been constrained because most quality small caps never became cheap, in our opinion.

We believe we can add more value by investing in smaller companies, but we don’t view it as our role to promote an asset class. Although many small caps have been treated like the market’s unwanted leftovers in recent years, their relative performance wasn’t a mystery. Loose money produced speculative business models that don’t work, even in a fair-weather economy. The shares of more durable companies have held up, but in many cases, their profit growth is linked to reckless deficit spending. Perhaps the specter of a renewed acceleration of inflation will dissuade the government from more gigantic money drops. Or it may not. If Washington can convert a current problem into a future crisis for someone who isn’t voting for them, they’ll do it. In today’s America, the real Leftovers aren’t underperforming small caps or value investors that failed to thrive in the ZIRP/QE regime, they’re the coming generations that will be left holding the bag when we’re gone.

PALM VALLEY CAPITAL FUND

For the three months ending December 31, 2023, the Palm Valley Capital Fund increased 4.00% compared to 15.12% and 14.07% gains for the S&P SmallCap 600 and Morningstar Small Cap Total Return Indexes. For the year, the Fund rose 9.47% versus appreciation of 16.05% for the SmallCap 600 and 20.59% for the Morningstar Index. The Fund’s performance in 2023 was less volatile than our benchmarks due to our heavy weighting in Treasury bills. This positioning helped contribute to the Fund’s outperformance during the July to October market decline, but it led to significant underperformance during the November and December rally.

Cash equivalents began the fourth quarter at 81% of Fund assets, declined to 75% during October, and ended the period at 78%. For the year, cash averaged 80% of assets. The equities within the portfolio increased 14.25% during the fourth quarter and 33.30% during the full year. Although equity-only results are only one component of overall Fund performance, along with the yield on cash net of fees, we have been pleased with the beneficial impact of stock selection on our risk-adjusted returns. We look forward to a day when undervalued small caps will account for most of the portfolio.

Since the onset of QE, we have faced a very expensive small cap market a majority of the time. The Spring 2020 lockdowns presented the most favorable valuations since the credit crisis, enabling us to invest in several undervalued names before stocks were rescued. There were a handful of other periods when small cap valuations improved enough to lift our hopes that the market was on its way to making sense again. Late Summer 2011, the beginning of 2016, the end of 2018, and parts of 2022 and 2023 all qualify. However, from our perspective, each of these market declines was arrested before ever delivering meaningful value. The Fed has been keen to intervene, often encouraged and assisted by the executive and legislative branches. Interventions are usually paired with pledges to quickly unwind them. Mary Poppins called these “pie crust promises”: easily made, easily broken.

A few months ago, we saw improving small cap valuations but believed these were mostly occurring in businesses with plenty of operational or financial risk. Still, we purchased a few undervalued stocks in the third quarter that had responded negatively to rate hikes. This continued in October, when we acquired two new positions for the portfolio and also added to around half of our existing holdings. The narrow window of opportunity for picking up value has mostly closed, in our opinion. A combination of strong earnings reports and the market’s winter ramp carried several Palm Valley holdings closer to our valuations. As a result, we reduced many names in the fourth quarter, including Crawford & Co. (ticker: CRD/A, CRD/B), which had been one of the larger weightings in the Fund.

PALM VALLEY CAPITAL FUND

MONRO
AUTO SERVICE
And TIRE CENTER
3240
BRAKE EXPERTS

During the quarter we purchased Monro, Inc. (ticker: MNRO). Founded in 1957, Monro is a leading auto repair and tire sales company in the U.S. The company’s stock declined throughout most of the year due to weaker than expected sales. As middle- and lower-income consumers struggled to make ends meet, many of Monro’s customers traded down to lower priced tires and delayed auto repairs. Due to these negative trends, the company’s stock traded below our valuation based on normalized free cash flow, so we started a position. Shortly after our purchase, the small cap market rose sharply and took Monro’s shares along for the ride! In an unusual occurrence for our strategy, we sold Monro’s stock during the same quarter it was purchased because its stock price exceeded our calculated valuation.

We also purchased John Wiley & Sons (ticker: WLY), one of the world’s leading publishers of academic research. Founded in New York City as a small printing shop in 1807, Wiley is one of the oldest independent companies in the U.S. Early in its history, Wiley served legendary American writers including Herman Melville, Edgar Allen Poe, Nathaniel Hawthorne, and James Fenimore Cooper. The firm even supplied books to repopulate the Library of Congress after it was burned in the War of 1812. Today, Wiley is one of the leading global providers of academic journals, and it also sells books and courseware for higher education and professional roles.

The company’s stock has suffered from quality control issues tied to a 2021 acquisition, and Wiley’s CEO was pushed out abruptly in September while the firm works to divest non-core operations. Furthermore, a long-term decline in sales of printed textbooks has weighed on results, but soon this should no longer be a material headwind. The academic journals business at the heart of Wiley has strong profitability and high barriers to entry. The company generates consistent cash flow, and new management may focus more on returning capital to shareholders than value-destructive M&A. We picked up Wiley’s stock near multiyear lows when it was selling for 10x trailing free cash flow and at a dividend yield exceeding 4.5%.

PALM VALLEY CAPITAL FUND

There were no securities negatively impacting the Fund by at least 10 basis points in Q4. The three positions contributing most positively to the Fund’s fourth quarter performance were Crawford & Co., Lassonde Industries (ticker LAS/A CN), and WH Group (ticker: WHGLY). Crawford recently delivered its highest quarterly operating profit in five years. While management cautioned that Q4 results wouldn’t be as strong because no major hurricanes hit the U.S. during the fall, we believe investors are rewarding Crawford for expanding margins in its business segments that aren’t dependent on the weather.

Lassonde’s profits increased far more than revenue in Q3, as pricing actions and reduced freight expenses are fully offsetting modest volume declines. Skyrocketing costs for orange concentrate will force the company to continue to take pricing on OJ, potentially impacting demand. However, Lassonde has a broad portfolio spanning branded and private label and including apple and other juices. The Canadian firm is also working to improve profitability in its U.S. business under a broad strategic plan.

Despite continued weakness among Hong Kong stocks during the quarter, WH Group partly rebounded from its multiyear slog. The company’s third quarter performance improved markedly over the first half of the year as a result of significantly reduced losses in the U.S. Pork segment. On October 19th, The Wall Street Journal reported that WH Group is working with banks to take Smithfield public in the U.S. For several years the Hong Kong parent company has traded for less than the market value of its 70% stake in Henan Shuanghui, WH’s Chinese subsidiary. One could argue investors were assigning negative value to U.S.-based Smithfield and the European subsidiaries, which often account for half of WH’s profit. However, capital controls in China partially reduce the informational value of Shuanghui’s stock price. Nevertheless, a U.S. IPO of Smithfield should help resolve WH Group’s undervaluation.

The only position negatively impacting full year 2023 returns by at least 10 basis points was Natural Gas Services (ticker: NGS). We sold NGS earlier in the year after management laid out a growth plan that included meaningful new borrowings. This violated our internal policy of not holding companies with significant operating and financial risk.

For the fiscal year ended December 31, 2023, three holdings having the largest favorable impact on performance were Crawford & Co., Lassonde Industries, and Miller Industries (ticker: MLR). Crawford’s stock had materially

PALM VALLEY CAPITAL FUND

underperformed the market before 2023, and improving fundamentals combined with an undemanding valuation led to significant appreciation during the year. Both Lassonde and Miller experienced substantial cost inflation throughout the pandemic, which negatively impacted profitability. However, the firms were able to pass through pricing, with a lag, and this was evident in their improved results during 2023.

“The world changed when Superman flew across the sky.
And then it changed again when he didn’t.”
– Amanda Waller, Suicide Squad

In 2009, author Tom Perrotta began writing The Leftovers—the novel on which the series was based. Although he never cited the economic downturn as an inspiration, the dour mood it cast couldn’t have hurt. Perrotta explained to a New York Times book reviewer, “I know that feeling of being left behind.” Since central banks began using asset prices to steer the economy, many have been enriched, but countless others haven’t benefited at all. Occupy Wall Street, a Fall 2011 economic analog of The Guilty Remnant, flamed out within months due to a lack of clarity about the goals of protestors. Nevertheless, “We are the 99%” became a rallying cry for identifying the class warfare that many feel is underway.

We believe rising economic inequality is the unappreciated nuclear risk for equity investors. Fed Chair Powell has remarked that the biggest contributor to inequality is losing your job. Yet, we have a massive wealth gap despite years of labor market strength. Many folks barely get by, and disinflation is a cold comfort when shelter, transportation, and healthcare costs are already breaking the bank. The Fed’s plan is to cut rates in 2024 to make it somewhat easier for people to finance all these overpriced necessities. While that may be the spoken reason, what goes unsaid usually drives the ship. The U.S. government’s annual interest tab is approaching $1 trillion, exacerbating alarming deficits. The Treasury Department, along with the wobbling commercial property market, could use a lifeline. The Fed also won’t readily surrender the spending boost associated with the wealth effect it ignited. Thus, instead of higher for longer, we have a quagmire for longer.

After a 40-year tailwind from lower interest rates culminating in the most extreme Fed policies ever implemented, the vested interests are unwilling to endure a normalization of financial conditions. Yield, we hardly knew ye. Nevertheless, we believe there is a limit to the asset inflation and wealth gap the middle and lower classes are willing to tolerate before they revolt against the entrenched system. Are housing prices going to soar again on top of current record levels? Is labor going to accept a further expansion in margins for large corporations? Will legislators attempt

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to square the circle by enacting huge tax hikes to fund universal basic income programs, bringing resentment from both sides? If Washington’s goal is to eliminate recessions by any means necessary, does that mean the business cycle will only end when society implodes?

Give us free markets—not risk-free markets. In the age of empty suits, papering over problems with cheap money is the hollowest of solutions.

Thank you for your investment.

Sincerely,

Jayme Wiggins	Eric Cinnamond

Mutual fund investing involves risk. Principal loss is possible. The Palm Valley Capital Fund invests in smaller sized companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies. The ability of the Fund to meet its investment objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.

Before investing in the Palm Valley Capital Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. The Prospectus contains this and other important information and it may be obtained by calling 904-747-2345. Please read the Prospectus carefully before investing. Past performance is no guarantee of future results.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time. Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

PALM VALLEY CAPITAL FUND

The S&P SmallCap 600 Total Return Index measures the small cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. The Morningstar Small Cap Total Return Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. It is not possible to invest directly in an index.

The Palm Valley Capital Fund is distributed by Quasar Distributors, LLC. Opinions expressed are those of the author, are subject to change at any time, are not guaranteed and should not be considered investment advice.

Definitions:

Basis point: One hundredth of a percentage point (0.01%).

Capitalization-weighted: A method of measuring a group of companies where the weighting assigned to each is based on its market capitalization, so larger firms represent a larger share of the total.

Disinflation: A reduction in the rate of inflation.

Equal-weighted: Method of measuring a group where the same weighting is assigned to each member.

Federal Funds Rate: Interest rate that banks charge each other for lending money on an overnight basis.

Float: The total number of shares that are available for public investors to buy and sell.

Free Cash Flow: Cash from Operating Activities minus Capital Expenditures.

IRR (Internal Rate of Return): The rate resulting in the net present value of future cash flows equaling zero.

M&A: Mergers and acquisitions

Magnificent Seven: Seven influential large capitalization U.S. technology stocks, including Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla.

NASDAQ Index: A market capitalization-weighted index of over 2,500 stocks listed on the Nasdaq exchange.

NYSE (New York Stock Exchange): The largest equities-based exchange in the world based on total market capitalization of listed securities.

Occupy Wall Street: A populist movement against economic inequality that began in New York City’s financial district and resulted from public distrust during the aftermath of the credit crisis.

Quantitative Easing (QE): Monetary policy where a central bank purchases government bonds or other financial assets to create liquidity in an economy.

Russell 1000: An American stock market index based on the market capitalizations of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000: An American small-cap stock market index based on the market capitalizations of the bottom 2,000 companies in the Russell 3000 Index.

S&P 500: An American stock market index based on the market capitalizations of 500 large companies.

SPAC (Special Purpose Acquisition Company): A publicly traded company created to acquire an existing publicly traded company.

ZIRP (Zero Interest Rate Policy): Monetary policy of Federal Reserve to keep short-term interest rates near zero.

PALM VALLEY CAPITAL FUND

Value of $500,000 Investment (Unaudited)

The chart assumes an initial investment of $500,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of December 31, 2023

	1 Year	3 Years	Since Inception(1)
Investor Class	9.47%	5.41%	7.72%
Institutional Class	9.78%	5.69%	7.99%
S&P SmallCap 600 Index(2)	16.05%	7.28%	8.37%
Morningstar U.S. Small Cap Index(3)	20.59%	4.56%	7.48%

(1)
Period from Fund inception through December 31, 2023.  The Investor Class commenced operations on May 1, 2019, and the Institutional Class commenced operations on October 30, 2023.  Performance shown for the Institutional Class prior to the inception of the Institutional Class is based on the performance of the Investor Class, adjusted for the lower expenses applicable to the Institutional Class.

(2)
The S&P SmallCap 600 Index seeks to measure the small-cap segment of the U.S. equity market. Specifically, the S&P SmallCap 600 Index is designed to measure the performance of 600 small-sized companies in the U.S. This index cannot be invested in directly.

(3)
The Morningstar U.S. Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. This index cannot be invested in directly.

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Expense Example (Unaudited)
December 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(12/31/2023)	(7/1/2023)	(12/31/2023)	(7/1/2023 to 12/31/2023)
Investor Class
Actual(2)	1.25%	$1,000.00	$1,045.90	$6.45
Hypothetical
(5% annual return before expenses)	1.25%	$1,000.00	$1,018.90	$6.36
Institutional Class
Actual(2)	1.02%	$1,000.00	$1,035.00	$1.76
Hypothetical
(5% annual return before expenses)	1.02%	$1,000.00	$1,006.76	$1.74

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/365 to reflect its six-month period for Investor Class and 62/365 to reflect its since inception period for Institutional Class.

(2)	Based on the actual returns for the period from July 1, 2023 through December 31, 2023 of 4.59% for Investor Class and from October 30, 2023 through December 31, 2023 of 3.50% for Institutional Class.

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Allocation of Portfolio(1) (Unaudited)
As of December 31, 2023
(% of Net Assets)

Top 10 Equity Holdings(1) (Unaudited)
As of December 31, 2023
(% of Net Assets)

Sprott Physical Silver Trust	3.20%
Lassonde Industries, Inc., Class A	2.78%
Sprott Physical Gold Trust	1.98%
Avista Corp.	1.65%
Amdocs Ltd.	1.56%
WH Group Ltd. – ADR	1.43%
TrueBlue, Inc.	1.31%
Advance Auto Parts, Inc.	1.10%
Carter’s, Inc.	1.06%
Kelly Services, Inc., Class A	1.00%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security

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Schedule of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS – 17.02%

Animal Slaughtering and Processing – 1.43%
WH Group Ltd. – ADR (a)	273,553	$3,530,201

Automotive Parts and Accessories Retailers – 1.10%
Advance Auto Parts, Inc.	44,486	2,714,981

Clothing and Clothing Accessories Retailers – 1.06%
Carter’s, Inc.	34,790	2,605,423

Construction Machinery Manufacturing – 0.77%
Gencor Industries, Inc. (b)	117,927	1,903,342

Custom Computer Programming Services – 1.56%
Amdocs Ltd.	43,665	3,837,717

Electric Power Generation – 1.65%
Avista Corp.	113,467	4,055,311

Fruit and Vegetable Canning, Pickling, and Drying – 2.78%
Lassonde Industries, Inc. – Class A (a)	64,820	6,860,877

Gold Ore and Silver Ore Mining – 0.72%
SSR Mining, Inc.	165,986	1,786,009

Household and Institutional Furniture Manufacturing – 0.44%
Hooker Furnishings Corp.	41,327	1,077,808

Lessors of Nonfinancial Intangible Assets – 0.09%
Nathan’s Famous, Inc.	2,937	229,115

Lessors of Nonresidential Buildings (except Miniwarehouses) – 0.72%
Equity Commonwealth	92,340	1,772,928

Lessors of Other Real Estate Property – 0.41%
Farmland Partners, Inc.	80,631	1,006,275

Other Insurance Related Activities – 0.31%
Crawford & Co. – Class A	57,357	755,965

Other Motor Vehicle Parts Manufacturing – 0.39%
Miller Industries, Inc.	22,837	965,777

Periodical Publishers – 0.74%
John Wiley & Sons, Inc. – Class A	57,084	1,811,846

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Schedule of Investments – Continued
December 31, 2023

	Shares	Value

COMMON STOCKS – 17.02% (Continued)

Temporary Help Services – 2.85%
Kelly Services, Inc. – Class A	113,335	$2,450,303
ManpowerGroup, Inc.	16,831	1,337,560
TrueBlue, Inc. (b)	210,458	3,228,425
		7,016,288
Total Common Stocks
(Cost $35,833,146)		41,929,863

Exchange Traded Funds – 5.18%
Sprott Physical Gold Trust(a)(b)	306,283	4,879,088
Sprott Physical Silver Trust(a)(b)	974,220	7,871,698
Total Exchange Traded Funds
(Cost $11,839,461)		12,750,786

Money Market Fund – 9.68%
First American Treasury Obligations Fund, Class X, 5.28%(c)	23,836,069	23,836,069
Total Money Market Fund
(Cost $23,836,069)		23,836,069

	Principal
	Amount
U.S. Treasury Bills – 67.25%
Maturity Date: 01/11/2024, Yield to Maturity: 5.45%	$42,980,000	42,923,891
Maturity Date: 02/29/2024, Yield to Maturity: 5.50%	41,177,000	40,828,097
Maturity Date: 04/18/2024, Yield to Maturity: 5.53%	37,704,000	37,122,693
Maturity Date: 05/30/2024, Yield to Maturity: 5.38%	45,698,000	44,744,125
Total U.S. Treasury Bills
(Cost $165,555,286)		165,618,806
Total Investments
(Cost $237,063,962) – 99.13%		244,135,524
Other Assets in Excess of Liabilities – 0.87%		2,137,389
Total Net Assets – 100.00%		$246,272,913

(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2023.
ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Assets and Liabilities
December 31, 2023

ASSETS:
Investments, at value (Cost $237,063,962)	$244,135,524
Dividends and interest receivable	158,796
Receivable for investments sold	337,841
Receivable for fund shares sold	1,905,620
Prepaid expenses and other receivables	39,111
Total assets	246,576,892

LIABILITIES:
Payable to Adviser	105,254
Distribution fees payable	34,831
Payable for fund shares redeemed	19,368
Payable for fund administration and fund accounting fees	63,705
Payable for transfer agent fees and expenses	25,490
Payable for audit fees	17,090
Payable for custodian fees	8,407
Payable for compliance fees	4,417
Accrued expenses and other liabilities	25,417
Total liabilities	303,979

NET ASSETS	$246,272,913

NET ASSETS CONSIST OF:
Paid-in capital	$237,018,000
Total distributable earnings	9,254,913
Total net assets	$246,272,913

	Investor Class	Institutional Class
	Shares	Shares
Net assets	$238,398,862	$7,874,051
Shares issued and outstanding(1)	19,049,564	630,313
Net asset value, offering, and redemption price per share	$12.51	$12.49

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Operations
For the Year Ended December 31, 2023

INVESTMENT INCOME:
Dividend income (net of foreign taxes of $14,679)	$862,222
Interest income	8,616,556
Total investment income	9,478,778

EXPENSES:
Investment advisory fees (See Note 3)	1,942,714
Distribution fees (See Note 5)	536,953
Fund administration and fund accounting fees (See Note 3)	227,592
Sub-transfer agent fees	150,384
Transfer agent fees (See Note 3)	91,873
Federal and state registration fees	58,410
Legal fees	29,367
Custodian fees (See Note 3)	32,589
Reports to shareholders	21,286
Audit fees	17,500
Compliance fees (See Note 3)	17,289
Trustees’ fees (See Note 3)	12,215
Other	16,766
Total expenses before waiver/reimbursement	3,154,938
Less: Expense waiver/reimbursement by Adviser (See Note 3)	(459,414)
Net expenses	2,695,524
NET INVESTMENT INCOME	6,783,254

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	5,745,010
Foreign currency transactions	(7)
Net realized gain	5,745,003
Net change in unrealized appreciation (depreciation) on:
Investments	7,252,849
Foreign currency translation	(19)
Net change in unrealized appreciation	7,252,830
Net realized and change in unrealized gain on investments	12,997,833
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,781,087

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment income	$6,783,254	$771,261
Net realized gain on investments and foreign currency transactions	5,745,003	4,257,765
Change in unrealized appreciation (depreciation) on investments
and foreign currency translation	7,252,830	(489,621)
Net increase in net assets resulting from operations	19,781,087	4,539,405

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(11,077,370)	(4,199,296)
Institutional Class	(380,811)	—
Total distributions to shareholders	(11,458,181)	(4,199,296)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	51,971,659	106,117,894

NET INCREASE IN NET ASSETS	60,294,565	106,458,003

NET ASSETS:
Beginning of year	185,978,348	79,520,345
End of year	$246,272,913	$185,978,348

(1)	A summary of capital shares is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2023		December 31, 2022
SHARE TRANSACTIONS:
	Shares	Amount	Shares	Amount
Investor Class
Issued	6,797,329	$84,699,143	11,481,821	$138,071,659
Issued to holders in reinvestment of dividends	871,018	10,905,147	345,482	4,131,972
Redeemed	(4,144,360)	(51,678,081)	(2,994,607)	(36,087,734)
Redemption fees	—	—	—	1,997
Net increase (decrease) in Investor Class	3,523,987	$43,926,209	8,832,696	$106,117,894
Institutional Class(2)
Issued	599,852	$7,664,698	—	$—
Issued to holders in reinvestment of dividends	30,465	380,812	—	—
Redeemed	(4)	(60)	—	—
Net increase (decrease) in Institutional Class	630,313	$8,045,450	—	$—
Net increase (decrease) in shares outstanding	4,154,300	$51,971,659	8,832,696	$106,117,894

(2)	Commencement date of Institutional Class was October 30, 2023.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Financial Highlights

For a Fund share outstanding throughout each period.

					For the
					Period Ended
	For the Year Ended December 31,				December 31,
	2023	2022	2021	2020	2019(1)
Investor Class

PER SHARE DATA:
Net asset value, beginning of period	$11.98	$11.88	$11.68	$10.07	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.39	0.06	(0.11)	(0.06)	0.05
Net realized and unrealized
gain on investments	0.74	0.31	0.54	1.99	0.09
Total from investment operations	1.13	0.37	0.43	1.93	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.05)	—	—	(0.04)
Net realized gains	(0.25)	(0.22)	(0.23)	(0.32)	(0.03)
Total distributions	(0.60)	(0.27)	(0.23)	(0.32)	(0.07)
Redemption fees	—	0.00 (3)	0.00 (3)	0.00 (3)	—
Net asset value, end of period	$12.51	$11.98	$11.88	$11.68	$10.07

TOTAL RETURN(4)	9.47%	3.16%	3.72%	19.12%	1.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
(in thousands)	$238,399	$185,978	$79,520	$24,603	$4,652
Ratio of gross expenses
to average net assets:
Before expense reimbursement(5)	1.46%	1.50%	1.78%	3.38%	7.25%
After expense reimbursement(5)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss)
to average net assets(5)	3.14%	0.51%	(0.89)%	(0.51)%	0.79%
Portfolio turnover rate(4)(6)	55%	72%	82%	196%	128%

(1)	Inception date of the Investor Class was May 1, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)	Amount per share is less than $0.005.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Financial Highlights

For a Fund share outstanding throughout the period

For the
Period Ended
December 31,
2023(1)
Institutional Class

PER SHARE DATA:
Net asset value, beginning of period	$12.68

INVESTMENT OPERATIONS:
Net investment income(2)	0.09
Net realized and unrealized gain on investments	0.36
Total from investment operations	0.45

LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)
Net realized gains	(0.25)
Total distributions	(0.64)
Net asset value, end of period	$12.49

TOTAL RETURN(3)	3.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$7,874
Ratio of gross expenses to average net assets:(4)
Before expense reimbursement(4)	1.37%
After expense reimbursement(4)	1.02%
Ratio of net investment income to average net assets(4	3.88%
Portfolio turnover rate(3)(5	55%

(1)	Commencement date of the Institutional Class was October 30, 2023.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements
December 31, 2023

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) is a Delaware statutory trust organized on July 27, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Palm Valley Capital Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Palm Valley Capital Management LLC (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operation services to the Fund. The Fund invests primarily in a portfolio of U.S. common stocks of small-cap companies that offer attractive risk-adjusted returns. The Fund considers small-cap companies to be those that, at the time of investment, have a market capitalization of less than $10 billion. Under normal circumstances, the Fund will hold common stocks of fewer than 40 different companies.

The Fund commenced operations on May 1, 2019. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers an Investor Class and Institutional Class. The Institutional Class commenced operations on October 30, 2023. Investor and Institutional Class shares have no front end sales loads or deferred sales charges. Investor Class shares are subject to a distribution fee of up to 0.25% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.    Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2023

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers, or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2023

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$41,929,863	$—	$—	$41,929,863
Exchange Traded Funds	12,750,786	—	—	12,750,786
Money Market Fund	23,836,069	—	—	23,836,069
U.S. Treasury Bills	—	165,618,806	—	165,618,806
	$78,516,718	$165,618,806	$—	$244,135,524

(1)	Please refer to the Schedules of Investments to view Common Stocks segregated by industry type.

During the year ended December 31, 2023, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.    Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards, and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

C.    Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

D.    Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2023

E.    Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts using the effective interest method.

F.    Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed up to 0.25% of average daily net assets of Investor Class shares (See Note 5).

G.    Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

H.    Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I.    Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding Rule 12b-1 fees – Investor Class (see Note 5), shareholder servicing fees, acquired fund fees and expenses, redemption fees, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark- downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2023

the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
January 2026 – December 2026	$459,414
January 2025 – December 2025	$371,880
January 2024 – December 2024	$264,206

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2023, are disclosed in the Statement of Operations.

Quasar Distributors, LLC, is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is not subject to examination by taxing authorities for the tax years prior to December 31, 2020.

As of December 31, 2023, the components of distributable earnings on a tax basis were:

Tax cost of Investments*	$237,166,379
Gross unrealized appreciation	$7,821,065
Gross unrealized depreciation	(851,920)
Net unrealized appreciation	6,969,145
Undistributed ordinary income	173,838
Undistributed long-term capital gains	2,111,929
Other accumulated gains/(losses)	1
Total distributable earnings	$9,254,913

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2023

As of December 31, 2023, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. For the taxable period ended December 31, 2023, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2023, no such reclassifications were made between distributable earnings and paid-in capital.

The tax character of distributions paid for the year ended December 31, 2023, and December 31, 2022, were as follows:

	Ordinary	Long-Term
	Income*	Capital Gain	Total
2023	$9,175,870	$2,282,311	$11,458,181
2022	$3,479,141	$ 720,155	$ 4,199,296

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate up to 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. For the year ended December 31, 2023, the Investor Class incurred expenses of $536,953 pursuant to the Plan.

Distribution fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.00% for the Investor Class shares.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2023

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2023, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	26,784,273	24,193,767

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2023, Charles Schwab, for the benefit of its customers, owned more than 25% of the outstanding shares of the Fund. As of December 31, 2023, affiliates of the Advisor held 3.12% of the Fund.

8.  OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no items require recognition or disclosure.

PALM VALLEY CAPITAL FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Palm Valley Capital Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Palm Valley Capital Fund (the “Fund”), a series of Series Portfolios Trust, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the years ended December 31, 2023, 2022, 2021, and 2020, and for the period from May 1, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 29, 2024

PALM VALLEY CAPITAL FUND

Board Consideration of Investment Advisory Agreement (Unaudited)
December 31, 2023

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At a meeting held on July 26-27, 2023 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Palm Valley Capital Fund (the “Fund”), and Palm Valley Capital Management, LLC (“Palm Valley”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Palm Valley to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Palm Valley provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Palm Valley included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Palm Valley, including Palm Valley’s portfolio manager and other personnel, and the investment practices and techniques used by Palm Valley in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Palm Valley and the Fund’s total operating expenses compared with those of a peer group of registered funds; (iv) the financial condition of Palm Valley; (v) Palm Valley’s profitability with respect to managing the Fund; (vi) the extent to which any economies of scale realized by Palm Valley in connection with its services to the Fund are shared with Fund shareholders; and (v) other ancillary or “fall-out” benefits Palm Valley and/or its affiliates, if any, may receive based on Palm Valley’s relationship with the Fund. In addition to the Meeting, the Board met on June 21, 2023, with Fund Services and counsel to the Independent Trustees to discuss the materials that had been furnished by Palm Valley in response to the information requests. The Board also considered information furnished to the Board at its meetings periodically over the course of the year. At these meetings, representatives of Palm Valley furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Palm Valley, Palm Valley’s personnel and business operations, marketing and distribution activity for the Fund, and compliance and operational matters related to the Fund and Palm Valley. The Board also considered the presentation by representatives of Palm Valley received at the Board’s meeting held on April 26-27, 2023.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge and experience gained over time through previous interactions with Palm Valley in overseeing the Fund. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Palm Valley, Fund Services and the Interested Trustee on several occasions. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in approving the continuation of the Advisory Agreement.

PALM VALLEY CAPITAL FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2023

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Palm Valley under the Advisory Agreement. The Board received and considered information regarding, among other things, the qualifications, background, tenure and responsibilities of the portfolio manager who is primarily responsible for the day-to-day portfolio management of the Fund. The Board also received and considered information about Palm Valley’s investment process and investment strategy for the Fund, Palm Valley’s approach to security selection, Palm Valley’s investment research capabilities and resources, and the overall positioning of the Fund’s portfolio. The Board also considered Palm Valley’s trade execution capabilities and experience. The Board noted that Palm Valley had been managing the Fund’s portfolio since its inception.

The Board evaluated the ability of Palm Valley, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals to service the Fund. The Board further considered Palm Valley’s compliance program and its compliance record since the inception of the Fund, including past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of Palm Valley’s compliance program. The Board also considered the entrepreneurial and other risks assumed by Palm Valley in connection with the services provided to the Fund.

Based on these considerations, the Board concluded, within the context of its full deliberations, that Palm Valley is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance. In this regard, the Board reviewed the performance of the Fund as of June 30, 2023, as compared to its benchmark index, the S&P SmallCap 600 Total Return Index, noting the Fund outperformed the index for the since-inception period ended June 30, 2023, but underperformed the index for the year-to-date, one-year and three-year periods ended June 30, 2023. Additionally, the Board considered the Fund’s investment performance as compared to an appropriate universe of peer funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on Morningstar fund classifications (the “Performance Universe”). The Board considered that the performance data provided by Broadridge included, among other things, performance comparisons for the one-year, two-year, three-year and four-year periods ended April 30, 2023. The Board noted that the Fund outperformed the Performance Universe median and average for the one-year, two-year and four-year periods, but underperformed the Performance Universe median and average for the three-year period ended April 30, 2023. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating the Fund’s performance, the Board recognized the limitations of such data, including that notable differences may exist between the Fund and its peers. Additionally, at the Board’s request, Palm Valley identified the funds it considered to be the Fund’s top competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The Board also considered that, in connection with its meetings held during the course of the prior year, the Board received and considered reports regarding the Fund’s performance over various time periods and Palm Valley’s analysis of the Fund’s performance for these time periods.

Based on these considerations, the Trustees concluded that the performance results achieved by Palm Valley for the Fund were satisfactory given market conditions. Although past performance is not a guarantee or indication of future results, the Trustees further concluded that they continue to have confidence in Palm Valley’s overall capabilities to manage the Fund.

PALM VALLEY CAPITAL FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2023

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Palm Valley for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of an appropriate group of peer funds (the “Expense Group”), as determined by Broadridge, based on Morningstar fund classifications. The Board noted that the Management Fee Rate was lower than the Expense Group average and was equal to the Expense Group median.

The Board noted that Palm Valley reported that it does not serve as an investment adviser or sub-adviser to registered funds other than the Fund, but the Board received and considered information about the nature and extent of services offered and fee rates charged by Palm Valley to other types of clients. The Board considered the fee comparisons in view of any differences between Palm Valley’s services to the Fund and the services it provides to these other types of clients.

The Board received and considered information regarding the Fund’s net operating expense ratio and its various components, including management fees, administrative fees, custodian and other non-management fees and Rule 12b-1 fees, as well as the Fund’s fee waiver and expense reimbursement arrangements. The Board noted that Palm Valley had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). The Board considered the net operating expense ratio in comparison to the average and median of the Expense Group. The Board noted that the Fund’s net expense ratio was higher than both the average and median of the Expense Group.

The Board received a description of the methodology and screening criteria used by Broadridge to determine the registered funds and share classes in the Expense Group. While the Board recognized that comparisons between the Fund and Expense Peer Group may be imprecise, the comparative, independently selected information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s Management Fee Rate and net expense ratio. Additionally, the Board received and considered information comparing the Fund’s Management Fee Rate and net expense ratio to the Fund’s Selected Peer Group.

Based on these considerations, the Board concluded that the Management Fee Rate was reasonable in light of the services covered by the Advisory Agreement and that the expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on Palm Valley’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2023. The Board noted that Palm Valley has subsidized the Fund’s operations since inception pursuant to the Expense Limitation Agreement and has not yet recouped those subsidies. The Board received and considered a description of the expense allocation methodology used by Palm Valley in calculating profitability in connection with the continuation of the Advisory Agreement. The Board also considered Palm Valley’s financial resources and information regarding Palm Valley’s commitment with respect to the Fund and its ability to support its management of the Fund and obligations under the Advisory Agreement. The Board concluded that Palm Valley’s profit from managing the Fund had not been, and currently was not, excessive.

PALM VALLEY CAPITAL FUND

 Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2023

With respect to economies of scale, the Board reviewed the Fund’s operating history and noted that the Fund had experienced growth since it commenced operations. The Board then considered information regarding whether and the extent to which economies of scale may be realized as the Fund’s assets grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of for shareholders. The Board considered that the Expense Limitation Agreement limits costs to shareholders and provides a means of sharing potential economies of scale with the Fund’s shareholders. The Board noted that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of implementing management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Advisory Agreement.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to Palm Valley and/or its affiliates, if any, as a result of Palm Valley’s relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, the Board considered that Palm Valley confirmed it had benefited firm-wide from research credits generated by Fund portfolio transactions over the past twelve months. Ancillary benefits could also include benefits potentially derived from an increase in Palm Valley’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Palm Valley, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that ancillary benefits received by Palm Valley and/or its affiliates, if any, were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on its deliberations and its evaluation of the information and factors described above, among others, the Board unanimously approved the Advisory Agreement for an additional one-year term.

PALM VALLEY CAPITAL FUND

Statement Regarding Liquidity Risk Management Program (Unaudited)
December 31, 2023

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Palm Valley Capital Management LLC (the “Adviser”), the investment adviser to the Palm Valley Capital Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Chief Compliance Officer. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 25-26, 2023, the Board reviewed the Program Administrator’s written annual report for the period June 1, 2022 through May 31, 2023 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report further noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no other material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited)
December 31, 2023
TRUSTEES AND OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1961)		Since			Trustee, Listed
		September			Funds Trust
		2015.			(56 portfolios)
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee, F/m
		September			Funds Trust
		2015.			(4 portfolios)
(Since
May 2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired.	1	None
(born 1955)		Since
September
2015.

Interested Trustee

Elaine E. Richards(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1968)	Trustee	Since	U.S. Bancorp Fund
		July	Services, LLC
		2021.	(since 2007).

Officers of the Trust

Ryan L. Roell	President	Indefinite Term;	Vice President,	Not	Not
(born 1973)	and Principal	Since	U.S. Bancorp Fund	Applicable	Applicable
	Executive	July	Services, LLC
	Officer	2019.	(since 2005).

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited) – Continued
December 31, 2023

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Douglas Schafer	Vice	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1970)	President,	Since	U.S. Bancorp Fund	Applicable	Applicable
	Treasurer	November	Services, LLC
	and Principal	2023.	(since 2002).
Financial
Officer

Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bancorp Fund
	Compliance	2019.	Services, LLC
	Officer and		(since 2004).
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bancorp Fund	Applicable	Applicable
		June	Services, LLC
		2019.	(since 2012).

Richard E. Grange	Assistant	Indefinite Term;	Officer, U.S. Bank	Not	Not
(born 1982)	Treasurer	Since	U.S. Bancorp Fund	Applicable	Applicable
		October	Services, LLC
		2022.	(since 2017).

Leone Logan	Assistant	Indefinite Term;	Officer, U.S. Bank	Not	Not
(born 1986)	Treasurer	Since	U.S. Bancorp Fund	Applicable	Applicable
		October	Services, LLC
		2023.	(since 2022); Senior
Financial Reporting
Analyst, BNY Mellon
(2014-2022).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of the date September 30, 2023, the Trust was comprised of 19 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richards, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited) – Continued
December 31, 2023

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-224-7256 (PALM).

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-224-7256 (PALM). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ended June 30, is available (1) without charge, upon request, by calling 1-888-224-7256 (PALM), or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2023, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 10.88%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2023, was 6.93%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 26.08%.

PALM VALLEY CAPITAL FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic, and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Palm Valley Capital Management LLC
422 Jacksonville Drive
Jacksonville Beach, FL 32250

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Kirkland & Ellis, LLP
1301 Pennsylvania Avenue, NW
Washington, DC 20004

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-224-7256 (PALM).

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File: A copy of the Registrant’s Code of Ethics is filed herewith

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2023 and December 31, 2022, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
(a) Audit Fees	$14,500	$14,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$3,500	$3,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.
(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date    3/8/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date    3/8/2024

By (Signature and Title)      /s/Douglas Schafer
Douglas Schafer, Treasurer

Date    3/8/2024